UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

LASERLOCK TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3112 M Street NW, Washington, D.C. 20007

(Address of Principal Executive Offices)

(202) 400-3700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Executive Officer and Director. On April 22, 2015, Neil S. Alpert resigned as the Chief Executive Officer and member of the board of directors (the “Board”) of LaserLock Technologies, Inc. (the “Company”), to be effective the week of May 4, 2015.

(d) Appointment of Director.

(1) On April 22, 2015, the Board of the Company unanimously appointed Paul Donfried, Chief Technology Officer of the Company, to the Board for a term expiring at the 2015 annual meeting of stockholders.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Mr. Donfried will be compensated in accordance with the Company’s existing Board compensation policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Neil S. Alpert
Neil S. Alpert
Chief Executive Officer

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